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                            ADMINISTRATION AGREEMENT

          THIS ADMINISTRATION AGREEMENT (this "AGREEMENT") is made as of the 10th day of June, 2014 (the "EFFECTIVE DATE"), by and between O'Connor EQUUS, a statutory trust formed under the laws of the State of Delaware (the "COMPANY"), and SEI Investments Global Funds Services, a statutory trust formed under the laws of the State of Delaware (the "ADMINISTRATOR").

          WHEREAS, the Company is registered as an investment company with the U.S. Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 ACT") and is a non-diversified, closed-end management investment company that operates as an "interval fund" pursuant to Rule 23c-3 promulgated by the SEC pursuant to the 1940 Act; and

          WHEREAS, the Administrator has agreed, at the request of the Company, to provide the Company with certain administrative services on the terms and subject to the conditions hereinafter contained.

          NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and intending to be legally bound, the Company and the Administrator hereby agree as follows:

SECTION 1 DEFINITIONS

1.01 "1940 ACT" shall have the meaning given to such term in the preamble of this Agreement.

1.02 "ADMINISTRATOR" shall have the meaning given to such term in the preamble of this Agreement.

1.03 "AGREEMENT" shall have the meaning given to such term in the preamble set forth above.

1.04 "AML REGIME" shall have the meaning given to such term in SECTION 12.12 of this Agreement.

1.05 "AUTHORIZED PERSON" shall include, as applicable, any managing member, general partner, director, trustee, investment manager or other Person having similar status or performing similar functions, as the case may be, acting on behalf of the Fund.

1.06 "BREACH NOTICE" shall have the meaning given to such term in SECTION
9.02.01 of this Agreement.

1.07 Unless the context otherwise requires and except as otherwise specified in this Agreement, the term "COMPANY" shall include, as applicable, a director or trustee, or other Person having similar status or performing similar functions, as the case may be, acting on behalf of Company.

1.08 "COMPANY DATA" shall have the meaning given to such term in SECTION 2.04 of this Agreement.

1.09 "COMPANY MATERIALS" means any prospectus, registration statement, statement of additional information, proxy solicitation and repurchase offer materials, annual or other periodic report of the Company or any advertising, marketing, shareholder communication, or promotional material generated by the Company or relevant service provider from time to time, as appropriate, including all amendments or supplements thereto.

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1.10 "CONFIDENTIAL INFORMATION" shall have the meaning given to such term in
SECTION 11.01 of this Agreement.

1.11 "CONVERSION" means the processes and activities required to transfer the books and records of the Company from the Company or its prior administrator, import the Company's data and files into the Administrator's system and such other processes and activities identified as the responsibility of the Administrator in accordance with the Conversion Plan.

1.12 "CONVERSION PLAN" shall have the meaning given to such term in SECTION
2.05 of this Agreement.

1.13 "DISCLOSING PARTY" shall have the meaning given to such term in SECTION
11.01 of this Agreement.

1.14 "GROSS NEGLIGENCE" means a conscience, voluntary act or omission in reckless disregard of a legal duty and the rights of or consequences to others.

1.15 "INITIAL TERM" shall have the meaning given to such term in SECTION 9.01 of this Agreement.

1.16 "INTERESTED PARTY" or "INTERESTED PARTIES" means any affiliate of the Administrator and each of their respective officers, directors, employees, agents, delegates and associates, including without limitation, SEI Investments Management Corporation, an investment advisor registered with the U.S. Securities and Exchange Commission and SEI Investments Distribution Company, a broker dealer registered with the U.S. Securities and Exchange Commission.

1.17 "INTERESTS" means any partnership interest in, membership interest in, shares of stock of or other equity interest in, as the case may be, the Company.

1.18 "INVESTMENT MANAGER" shall have the meaning given to such term in the preamble of this Agreement.

1.19 "INVESTMENTS" shall mean such cash, securities and all other assets and property of whatsoever nature now owned or subsequently acquired by or for the account of Company.

1.20 "LIQUIDATION" shall have the meaning given to such term in SECTION 9.02.02 of this Agreement.

1.21 "LIVE DATE" means the date on which the Company is launched or transferred from a prior administrator and the Administrator begins calculating the Company's official net asset values ("NAV").

1.22 "ORGANIZATIONAL DOCUMENTS" means, as applicable, the articles of incorporation, declaration of Company, certificate of formation, memorandum of association, partnership agreement, bylaws or other similar documentation setting forth the respective rights and obligations of directors, managers and Interest holders in the Company.

1.23 "PERSON" shall mean any natural person, partnership, estate, association, custodian, nominee, limited liability company, corporation, trust, or other legal entity.


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1.24 "PRICING SOURCES" shall have the meaning given to such term in SECTION 6 of this Agreement.

1.25 "PROPRIETARY INFORMATION" shall have the meaning given to such term in
SECTION 12.01 of this Agreement.

1.26 "REASONABLE STEPS" shall have the meaning given to such term in SECTION
11.01 of this Agreement.

1.27 "RECEIVING PARTY" shall have the meaning given to such term in SECTION
11.01 of this Agreement.

1.28 "RENEWAL TERM" shall have the meaning given to such term in SECTION 9.01 of this Agreement.

1.29 "WEB ACCESS" shall have the meaning given to such term in SECTION 12.01 of this Agreement.

SECTION 2 APPOINTMENT AND CONTROL

2.01 SERVICES. The Company hereby appoints the Administrator to be, and the Administrator agrees to act as, the administrative agent of the Company for the term and subject to the provisions hereof. The Administrator shall perform or cause to be performed the services set forth in this Agreement, including the services set forth in SCHEDULE I of this Agreement and those agreed to in writing (by completion of a supplement in the form attached hereto as SCHEDULE
IV) and signed by the parties from time to time (collectively, the "SERVICES"). In performing its duties under this Agreement, the Administrator will act in all material respects in accordance with the Company's Organizational Documents and registration statement (including its prospectus and statement of additional information) as they may be amended (provided copies are delivered to the Administrator).

2.02 AUTHORITY. Each of the activities engaged in under the provisions of this Agreement by the Administrator on behalf of the Company shall be subject to the overall direction and control of the Company or any Authorized Person; provided, however, that the Administrator shall have the general authority to do all acts deemed in the Administrator's good faith belief to be necessary and proper to perform its obligations under this Agreement. In performing its duties hereunder, the Administrator shall observe and comply with the Company's registration statement, all applicable resolutions and/or directives of any Authorized Person of which it has notice, and applicable laws which may from time to time apply to the Services rendered by the Administrator. In the event that the Company desires to amend its Organizational Documents in any manner that can reasonably be expected to have a material impact on the Administrator's performance of the Services hereunder, the Company shall notify the Administrator in advance of such amendment and the parties will work together in good faith to minimize the impact of such change on the Administrator's operations and compensate the Administrator in connection therewith as described in, and subject to SECTION 8.01, provided, however, that nothing contained in this Agreement shall in any way limit the Company's right to file at any time such amendments to any registration statement and/or supplements to any prospectus or statement of additional information, of whatever character, as the Company may deem advisable, such right being in all respects absolute and unconditional. The Administrator (i) shall not have or be required to have any authority to supervise the investment or reinvestment of the securities or other properties which comprise the assets of the Company and
(ii) shall not provide any investment advisory


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services to the Company, and shall have no liability related to subclause (i)
and (ii) of this SECTION 2.02.

2.03 THIRD PARTIES; AFFILIATES. The Administrator may, subject to the provisions set forth herein, delegate to, or sub-contract with, third parties or affiliates administrative or other functions it deems necessary to perform its obligations under this Agreement; provided, however, all fees and expenses incurred in any delegation or sub-contract shall be paid by the Administrator and the Administrator shall remain responsible to the Company for the acts and omissions of such other entities as if such acts or omissions were the acts or omissions of the Administrator; and provided, further, that the Administrator shall, upon request, disclose whether it has engaged any third party to perform any portion of the Services, including reasonable detail regarding the identity of the third party, the process by which such third party was selected, the nature of the Services performed by such third party and the Administrator's oversight of the same. Notwithstanding the foregoing, in the event that the Administrator wishes to delegate "high-level" Services, the Administrator shall provide reasonable prior notice to the Company regarding such delegation. As used herein, "high- level" Services means Services, which, in the Administrator's reasonable discretion, amount to a material portion of the Services that the Administrator has been appointed to provide pursuant to this Agreement. The Company acknowledges that during the term of this Agreement, the services to be performed by the Administrator may be completed by one or more of the Administrator's affiliates or third parties located in or outside of the United States of America.

2.04 COMPANY DATA. The Company shall be solely responsible for the accuracy, completeness, and timeliness of all data and other information provided to the Administrator by or on behalf of the Company pursuant to this Agreement (including, without limitation, (i) prices, (ii) sufficient transaction supporting documentation, (iii) detailed accounting methodologies with respect to the Company's Investments, (iv) the terms of any agreement between the Company or the Investment Manager and an investor regarding any dividend reinvestment, fee arrangement, access to portfolio information or any other arrangement that may impact or affect the Services, and (v) trade and settlement information from prime brokers and custodians) (collectively, "COMPANY DATA"). All Company Data shall be provided to the Administrator on a timely basis and in a format and medium reasonably requested by the Administrator from time to time. The Company shall have an ongoing obligation to update as soon as practicable all Company Data in respect of any material changes so that such information remains current, materially complete and materially accurate. All Company Data shall be prepared and maintained, by or on behalf of the Company, in accordance with applicable law, the Company Materials and generally acceptable accounting principles to the extent necessary to enable the Administrator to perform its obligations under this Agreement. The Administrator shall be entitled to rely on all Company Data and shall have no liability for any loss, damage or expense incurred by the Company or any other Person to the extent that such loss, damage or expense arises out of or is related to Company Data that is not timely, current, complete and accurate.

2.05 CONVERSION PLAN. Promptly following the Effective Date, the Administrator shall prepare a project plan ("CONVERSION PLAN") that sets forth the respective roles and responsibilities of each of the parties in connection with the Conversion or other implementation of the Company onto the Administrator's system.


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SECTION 3 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

3.01 The Company represents and warrants that:

3.01.01. it has full power, right and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby; the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly approved by all requisite actions on its part, and no other proceedings on its part are necessary to approve this Agreement or to consummate the transactions contemplated hereby; this Agreement has been duly executed and delivered by it; this Agreement constitutes a legal, valid and binding obligation, enforceable against it in accordance with its terms;

3.01.02. it is not a party to any, and there are no, pending or threatened legal, administrative, arbitral or other proceedings, claims, actions or governmental or regulatory investigations or inquiries (collectively, "ACTIONS") of any nature against it or its properties or assets which could, individually or in the aggregate, have a material effect upon its business or financial condition. There is no injunction, order, judgment, decree, or regulatory restriction imposed specifically upon it or any of its properties or assets;

3.01.03. no existing Interest holder is a designated national and/or blocked person as identified on the Office of Foreign Assets Control's list maintained by the U.S. Department of Treasury (found at http://www.treas.gov.ofac) or any other relevant regulatory or law enforcement agencies, AS APPLICABLE TO THE COMPANY.

3.01.04. it is not in default under any contractual or statutory obligations whatsoever (including the payment of any tax) which, individually or in the aggregate, could materially and adversely affect its business or financial condition;

3.01.05. it has obtained all consents and given all notices (regulatory or otherwise), made all required regulatory filings and is in material compliance with all applicable laws and regulations;

3.01.06. it has, or will have upon the commencement of operations, a valid engagement with an independent auditor, custodian and broker and will provide additional information regarding such service providers, including non-confidential information regarding the terms of its agreement with such service providers, upon reasonable request;

3.01.07. if necessary, any shareholder approval of this Agreement has been obtained;

3.01.08. it has notified the Administrator of any and all separate agreements between the Company and any third party that could have a material impact on the Administrator's performance of its obligations pursuant to this Agreement;

3.01.09. it has disclosed the terms of any agreement between the Company or the Investment Manager and an investor regarding any special fee or specific fee arrangement or access to portfolio information that may materially impact or affect the Services; and


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3.01.10. it has policies and procedures designed to make a reasonable determination that each Interest holder meets the definition of "qualified clients" under Rule 205-3 under the Investment Advisers Act of 1940 and related guidance provided by the SEC or its Staff.

3.02 The Company covenants and agrees that:

3.02.01. it will furnish the Administrator from time to time with complete copies, authenticated or certified, of each of the following:

     (a)  Copies of the following documents:

          (1) Copies of the Company's current Organizational Documents and of any amendments thereto, certified by the proper official of the state in which such document has been filed.

          (2)  The Company's current bylaws and any amendments thereto; and

          (3) Copies of resolutions of the board of trustees covering the approval of this Agreement, authorization of a specified officer of the Company to execute and deliver this Agreement and authorization for specified officers of the Company to instruct the Administrator.

     (b) A list of all the officers of the Company, together with specimen signatures of those officers who are authorized to instruct the Administrator in all matters.

     (c) Copies of all Company Materials, including the current prospectus and statement of additional information for the Company.

     (d) A list of all issuers whose securities the Company is restricted from purchasing.

     (e)  A list of all affiliated persons (as such term is defined in the 1940
          Act)of Company that are broker-dealers.

     (f)  The identity of the Company's auditors along with contact information.

     (g)  The expense budget for the Company for the current fiscal year.

     (h) A list of contact persons (primary, backup and secondary backup) of the Company's investment adviser and, if applicable, sub-adviser, who can be reached with respect to valuation matters.

     (i) Copies of all Company Data reasonably requested by the Administrator or necessary for the Administrator to perform its obligations pursuant to this Agreement.

     The Company shall promptly provide the Administrator with written notice of any updates of or changes to any of the foregoing documents or information, including an updated written copy of such document or information. Until the Administrator receives such updated information or document, the Administrator


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     shall have no obligation to implement or rely upon such updated information or document.

3.02.02. it shall timely perform or oversee the performance of all obligations identified in this Agreement as obligations of the Company, including, without limitation, providing the Administrator with all Company Data and Organizational Documents reasonably requested by the Administrator;

3.02.03. it will notify the Administrator as soon as reasonably practical in advance of any matter which could materially affect the Administrator's performance of its duties and obligations under this Agreement, including any amendment to the documents referenced in SECTION 3.02.01 above;

3.02.04. it will comply in all material respects with all applicable requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, the 1940 Act, and any laws, rules and regulations of governmental authorities having jurisdiction;

3.02.05. any reference to the Administrator or this Agreement in the Company Materials shall be limited solely to the description provided by the Administrator in writing from time to time or such other description as the parties shall mutually agree in advance and in writing;

3.02.06. it shall be solely responsible for its compliance with applicable investment policies, the Company Materials (except for the description of the Administrator in provided by the Administrator pursuant to Section 3.02.05 hereof), and any laws and regulations governing the manner in which its assets may be invested, and shall be solely responsible for any losses attributable to non-compliance with the Company Materials, and applicable policies, laws and regulations governing such Company, its activities or the duties, actions or omissions of the Investment Manager; and

3.02.07. it will promptly notify the Administrator in the event of any changes to the representations and warranties made hereunder.

SECTION 4 REPRESENTATIONS AND WARRANTIES OF THE ADMINISTRATOR

4.01 The Administrator represents and warrants that:

 4.01.01. it has full power, right and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby; the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly approved by all requisite action on its part, and no other proceedings on its part are necessary to approve this Agreement or to consummate the transactions contemplated hereby; this Agreement has been duly executed and delivered by it; this Agreement constitutes a legal, valid and binding obligation, enforceable against it in accordance with its terms.

4.01.02. it is not a party to any, and there are no, pending or threatened Actions of any nature against it or its properties or assets which could, individually or in the aggregate, have a material effect upon its business or financial condition. There is no injunction, order, judgment, decree, or regulatory restriction imposed specifically upon it or any of its properties or assets.


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4.01.03. it is not in default under any statutory obligations whatsoever
(including the payment of any tax) which materially and adversely affects, or is likely to materially and adversely affect, its business or financial condition.

4.01.04. it has obtained all consents and given all notices (regulatory or otherwise), made all required regulatory filings; and

4.01.05. it shall timely perform all obligations identified in this Agreement as obligations of the Administrator; and

4.01.06. to the extent the Administrator acts as agent on behalf of the Company hereunder, shall cause the Company to act in compliance with all applicable requirements of the 1940 Act and other applicable laws, rules, regulations as well as with any policies and procedures adopted by the Company of which the Administrator has knowledge (it being understood that the Administrator is deemed to have knowledge only of those policies or procedures provided in advance and in writing to the Administrator).

4.01.07. it shall maintain at all times a program reasonably designed to prevent violations of the federal securities laws (as defined in Rule 38a-1 under the 1940 Act) with respect to the services provided, and shall provide to the Company a certification to such effect no less than annually or as otherwise reasonably requested by the Company. The Administrator shall make available its compliance personnel and shall provide summaries and other relevant materials relating to such program as reasonably requested by the Company.

4.01.08. it is in material compliance with all applicable laws and regulations, including but not limited to anti-money laundering requirements.

4.01.09. it shall promptly notify the Company of updates to its representations and warranties hereunder.

4.02 The Administrator covenants and agrees that:

4.02.01. it shall timely perform all obligations identified in this Agreement as obligations of the Administrator; and

4.02.02. it will notify each Fund as soon as reasonably practical in advance of any matter which could materially affect the performance of its obligations hereunder.

SECTION 5 LIMITATION OF LIABILITY AND INDEMNIFICATION

5.01 THE DUTIES OF THE ADMINISTRATOR SHALL BE CONFINED TO THOSE EXPRESSLY SET FORTH IN THIS AGREEMENT, AND NO IMPLIED DUTIES ARE ASSUMED BY OR MAY BE ASSERTED AGAINST THE ADMINISTRATOR. EXCEPT TO THE EXTENT ARISING OUT OF THE ADMINISTRATOR'S FRAUD, GROSS NEGLIGENCE OR CRIMINAL MISCONDUCT WHEN PROVIDING THE SERVICES, THE ADMINISTRATOR'S AGGREGATE LIABILITY TO THE COMPANY WILL BE LIMITED TO MONETARY DAMAGES NOT TO EXCEED THE AMOUNT OF FEES PAID HEREUNDER DURING THE THIRTY-SIX MONTHS IMMEDIATELY PRECEDING THE EVENT GIVING RISE TO THE FIRST SUCH CLAIM TO OCCUR (THE "LIABILITY


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CAP"). FOR PURPOSES OF THE FOREGOING, THE LIABILITY CAP SHALL BE CALCULATED BY
MULTIPLYING THE AVERAGE MONTHLY FEE PAYABLE TO THE ADMINISTRATOR FOR THE THREE MONTHS IMMEDIATELY PRECEDING THE EVENT GIVING RISE TO THE FIRST CLAIM TO OCCUR BY THIRTY-SIX, OR IF THE EVENT GIVING RISE TO THE FIRST CLAIM OCCURS DURING THE FIRST THREE MONTHS FROM THE LIVE DATE, MULTIPLYING THE FEE PAYABLE TO THE ADMINISTRATOR FOR THE MONTH IN WHICH THE CLAIM OCCURS BY THIRTY-SIX For the avoidance of doubt, the Administrator shall not be responsible for any breach in the performance of its obligations under this Agreement due to (i) the failure or delay of the Company or either of its respective agents to perform its obligations under this Agreement or (ii) the Administrator's reliance on Company Data. Each party shall have the duty to mitigate its damages for which another party may become responsible. As used in this SECTION 5, the term "ADMINISTRATOR" shall include the officers, directors, employees, affiliates and agents of the Administrator as well as that entity itself.

5.02 NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT TO THE CONTRARY, IN NO EVENT SHALL ANY PARTY HERETO BE LIABLE FOR ANY INCIDENTAL, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL, OR OTHER NON- DIRECT DAMAGES OF ANY KIND WHETHER SUCH LIABILITY IS PREDICATED ON CONTRACT, STRICT LIABILITY, OR ANY OTHER THEORY AND REGARDLESS OF WHETHER THE OTHER PARTIES ARE ADVISED OF THE POSSIBILITY OF ANY SUCH DAMAGES. For the avoidance of doubt, the following shall be considered direct damages to the extent they result directly from the breaching party's failure to perform in accordance with this Agreement: (i) any loss, damage or expense caused by or arising from the Gross Negligence, bad faith or fraud of such party; (ii) a material violation of law or regulation applicable to such party; and (iii) any misstatement or omission in the Company Materials to the extent such misstatement or omission is based upon input from such party.

5.03 The Administrator may, from time to time, provide to the Company services and products ("SPECIAL THIRD PARTY SERVICES") from external third party sources that are Pricing Sources or other similar service providers ("SPECIAL THIRD PARTY VENDORS"). The Company acknowledges and agrees that the Special Third Party Services are confidential and proprietary trade secrets of the Special Third Party Vendors. Accordingly, the Company shall honor requests by the Administrator and the Special Third Party Vendors to protect their proprietary rights in their data, information and property including requests that the Company place copyright notices or other proprietary legends on printed matter, print outs, tapes, disks, film or any other medium of dissemination. The Company further acknowledges and agrees that all Special Third Party Services are provided on an "AS IS WITH ALL FAULTS" basis solely for such Company's internal use, and as an aid in connection with the receipt of the Services. The Company may use Special Third Party Services as normally required on view-only screens and hard copy statements, reports and other documents necessary to support such Company's investors and may provide such information, statements, reports and other documents to the Company's Authorized Persons; however the Company shall not distribute any Special Third Party Services to other third parties. THE ADMINISTRATOR MAKES NO WARRANTIES, EXPRESS OR IMPLIED, AS TO MERCHANTABILITY, FITNESS FOR A PARTICULAR USE, OR ANY OTHER MATTER WITH RESPECT TO ANY OF THE SPECIAL THIRD PARTY SERVICES. THE ADMINISTRATOR SHALL NOT BE LIABLE FOR ANY DAMAGES SUFFERED BY THE COMPANY IN THE USE OF ANY OF THE SPECIAL THIRD PARTY SERVICES.

5.04 The Administrator may apply to Company, the Investment Manager or any Person acting on Company's behalf at any time for instructions and may, with the prior written consent


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of the Company, consult counsel for Company or, with the prior written consent of the Investment Manager, counsel for the Investment Manager or with accountants, counsel and other experts with respect to any matter arising in connection with the Administrator's duties hereunder, and, subject to SECTION 5.01, the Administrator shall not be liable or accountable for any action taken or omitted by it in good faith in accordance with such instruction or with the advice of counsel, accountants or other experts. Also, the Administrator shall not be liable for actions taken pursuant to any document which it reasonably believes to be genuine and to have been signed by an Authorized Person. The Administrator shall not be held to have notice of any change of authority of any officer, employee or agent of the Company until receipt of written notice thereof. To the extent that the Administrator consults with the Company's counsel pursuant to this provision, any such expense shall be borne by the Company.

5.05 The Administrator shall have no liability for its reliance on Company Data or the performance or omissions of unaffiliated third parties such as, by way of example and not limitation, transfer agents, sub-transfer agents, custodians, prime brokers, placement agents, third party marketers, asset data service providers, investment advisers (including, without limitation, the Investment Manager) or sub-advisers, current or former third party service providers, Pricing Sources, software providers, printers, postal or delivery services, prior administrators, telecommunications providers and processing and settlement services so long as, to the extent such third parties were selected by the Administrator, such third parties were selected with due care. The Administrator may rely on and shall have no duty to investigate or confirm the accuracy or adequacy of any information provided by any of the foregoing third parties.

5.06 The Administrator shall have no obligations with respect to any laws relating to the distribution, purchase or sale of Shares. Further, the Company assumes full responsibility for the preparation, contents and distribution of its Company Materials (except with respect to the accuracy of the description of the Administrator in the Company Materials as provided by the Administrator pursuant to SECTION 3.02.05 hereof) and its compliance with any applicable laws, rules, and regulations.

5.07 The Company shall indemnify, defend and hold harmless the Administrator from and against and the Administrator shall have no liability in connection with any and all actions, suits and claims, whether groundless or otherwise, and from and against any and all losses, damages, costs, charges, reasonable counsel fees and disbursements, payments, expenses and liabilities (including reasonable investigation expenses) arising directly or indirectly out of: (i) any act or omission of the Administrator in carrying out its duties hereunder or as a result of the Administrator's reliance upon any instructions, notice or instrument that the Administrator believes is genuine and signed or presented by an Authorized Person of the Company; provided that this indemnification shall not apply if any such loss, damage or expense is caused by or arises from the Administrator's bad faith, Gross Negligence or fraud in the performance of the Services; (ii) any violation by the Company or the Investment Manager of any applicable investment policy, law or regulation, (iii) any misstatement or omission in the Company Materials (except in respect of the description of the Administrator as provided by the Administrator pursuant to SECTION 3.02.05 hereof) or any Company Data; (iv) any breach by the Company of any representation, warranty or agreement contained in this Agreement; (v) any act or omission of the Company, the Company's former administrator, a Special Third Party Vendor, the Company's other service providers (such as custodians, prime brokers, transfer agents, investment advisors andsub-advisers); (vi) any pricing error caused by the failure of the Company's investment adviser or sub- adviser to provide a trade ticket or for incorrect information included in any trade ticket; or (vii) any act or omission of the Administrator as a result of the Administrator's compliance


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with the AML Regime, including, but not limited to, returning an investor's
Investment or restricting the payment of redemption proceeds.

5.08 The indemnification rights afforded to the Parties hereunder shall include the right to reasonable advances of defense expenses on an as-incurred basis in the event of any pending or threatened litigation or Action with respect to which indemnification hereunder may ultimately be merited. If in any case the indemnifying Party is asked to indemnify or hold the indemnified Party harmless, the indemnified Party shall promptly advise the indemnifying Party of the pertinent facts concerning the situation in question, and the indemnified Party will use all reasonable care to identify and notify the indemnifying Party promptly concerning any situation which presents or appears likely to present the probability of such a claim for indemnification, but failure to do so shall not affect the rights hereunder.

5.09 The indemnifying Party shall be entitled to participate at its own expense or, if it so elects, to assume the defense of any suit brought to enforce any claims subject to this indemnity provision. If the indemnifying Party elects to assume the defense of any such claim, the defense shall be conducted by counsel chosen by the indemnifying Party and satisfactory to the indemnified Party, whose approval shall not be unreasonably withheld. In the event that the indemnifying Party elects to assume the defense of any suit and retain counsel, the indemnified Party shall bear the fees and expenses of any additional counsel retained by it. If the indemnifying Party does not elect to assume the defense of a suit, it will advance to the indemnified Party the fees and expenses of any counsel retained by the indemnified Party. None of the parties hereto shall settle or compromise any action, suit, proceeding or claim if such settlement or compromise provides for an admission of liability on the part of the indemnified party without such indemnified party's written consent.

5.10 THE COMPANY AND THE ADMINISTRATOR HAVE FREELY AND OPENLY NEGOTIATED THIS AGREEMENT, INCLUDING THE PRICING, WITH THE KNOWLEDGE THAT THE LIABILITY OF THE PARTIES IS TO BE LIMITED IN ACCORDANCE WITH THE PROVISIONS OF THIS AGREEMENT.

5.11 The provisions of this SECTION 5 shall survive the termination of this Agreement.

SECTION 6   VALUATION

The Administrator is entitled to rely on the price and value information (hereinafter "VALUATION INFORMATION") provided by prior administrators, brokers and custodians, investment advisors (including, without limitation, the Investment Manager) an underlying fund in which the Company invests, if applicable, the Company's board of directors or valuation committee, or any third-party pricing services selected by the Administrator, the Company's investment advisor or the Company (collectively hereinafter referred to as the "PRICING SOURCES") as reasonably necessary in the performance of the Services. The Administrator shall have no obligation to obtain Valuation Information from any sources other than the Pricing Sources and may rely on estimates provided by the Company's investment adviser or the applicable underlying fund. In the event that the Company's investment adviser does not provide a timely value for an underlying fund, the Administrator shall have the right to use the prior month's valuation in its calculation of the current month's NAV, and the Administrator shall have no liability and shall be indemnified by the applicable Company in connection with such action. The Administrator shall have no liability or responsibility for the accuracy of the Valuation Information provided by a Pricing Source or the delegate of a Pricing Source and the Company shall indemnify and defend the Administrator against any loss, damages, costs, charges or reasonable counsel fees and expenses in connection with any inaccuracy

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of such Valuation Information. The Company shall not use Valuation Information obtained from a Special Third Party Vendor for any purpose other than in connection with the Services and in accordance with the provisions of this Agreement.

SECTION 7 ALLOCATION OF CHARGES AND EXPENSES

7.01 THE ADMINISTRATOR. The Administrator shall bear all expenses in connection with the performance of its services under this Agreement, expect as otherwise provided herein.

7.02 COMPANY EXPENSES. The Company assumes and shall pay or cause to be paid all expenses of the Company not otherwise allocated in this Agreement, including, without limitation, organizational costs; taxes; expenses for legal and auditing services; the expenses of preparing (including typesetting), printing and mailing reports, Company Materials, proxy solicitation and repurchase offer materials and notices to existing shareholders; all expenses incurred in connection with issuing and redeeming Shares; the costs of standard (e.g. Bloomberg, Interactive Data Corp., Reuters) Pricing Sources; the cost of non-standard Pricing Sources if specifically asked for by the Company; the costs of loan credit activity data; the costs of escrow and custodial services; the cost of document retention and archival services, the costs of responding to document production requests; the cost of initial and ongoing registration of the Shares under Federal and state securities laws; costs associated with attempting to locate lost shareholders; all expenses incurred in connection with any non-standard custom programming or systems modifications required to provide any reports or services requested by the Company; any initial expenses, if applicable, incurred to reprint the Company documents identifying the Administrator (along with its address and telephone number) as the Company's new administrator; costs associated with DST FanMail or similar reporting service; bank service charges; NSCC trading charges; fees and out-of- pocket expenses of directors; the costs of directors' meetings; insurance; interest; brokerage costs; litigation and other extraordinary or nonrecurring expenses; and all fees and charges of other service providers to the Company. The Company shall reimburse the Administrator for its reasonable costs and out-of-pocket expenses incurred in the performance of the Services, including all reasonable charges for independent third party audit charges, printing, copying, postage, telephone, and fax charges incurred by the Administrator in the performance of its duties.


SECTION 8 COMPENSATION

8.01 FEES. The Company shall pay to the Administrator compensation for the services performed and the facilities and personnel provided by the Administrator pursuant to this Agreement, its pro-rata portion of the fees set forth in the written fee schedule annexed hereto as SCHEDULE II and incorporated herein. The Company shall have no right of set- off. The fees set forth herein are determined based on the characteristics of the funds established by the Company as of the Effective Date. The addition of any new fund as a fund under the Company that is materially different or a material change to an existing funds may give rise to an adjustment to the fees set forth in this Agreement. In the event of the addition of such a fund or such a change to an existing fund, the parties shall negotiate any adjustment to the fees payable hereunder in good faith; provided, however, that if the parties cannot in good faith agree on such adjustment to the fees within a reasonable period of time, the Administrator may terminate this Agreement with respect to such fund upon sixty (60) days prior written notice to the Company. The Company shall pay the Administrator's fees monthly in U.S. Dollars, unless otherwise agreed to by the parties. If this Agreement becomes effective subsequent to the first day of any calendar month or terminates before the last day of any calendar month, the Administrator's compensation for that part of the month in which this Agreement is in


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effect shall be prorated in a manner consistent with the calculation of the fees as set forth in SCHEDULE II. The Company agrees to pay interest on all amounts past due in an amount equal to the lesser of the maximum amount permitted by applicable law or the monthly rate of one and one-half percent (1 1/2 %) times the amount past due multiplied by the number of whole or partial months from the date on which such amount was first due up to and including the day on which payment is received by the Administrator.

8.02      RESERVED.

SECTION 9 DURATION AND TERMINATION

9.01 TERM AND RENEWAL. Subject to SECTION 9.02, this Agreement shall become effective as of the Effective Date and shall remain in effect for a period of three (3) years from and after the Live Date (the "INITIAL TERM"), and thereafter shall, subject to the requirements of the 1940 Act, automatically renew for successive one (1) year terms (each such period, a "RENEWAL TERM") unless terminated by any party giving written notice of non-renewal at least ninety (90) days prior to the last day of the then current term to each other party hereto.

9.02 TERMINATION FOR CAUSE.

9.02.01. This Agreement, subject to and in accordance with the 1940 Act, may be terminated by any party giving at least sixty days prior notice in writing to the other parties if at anytime the other party or parties have been first
(i) notified in writing that such party shall have materially failed to perform its duties and obligations under this Agreement (such notice shall be of the specific asserted material breach) ("BREACH NOTICE") and (ii) the party receiving the Breach Notice shall not have remedied the noticed failure within sixty days after receipt of the Breach Notice requiring it to be remedied. Within ten days following receipt of a Breach Notice, the receiving party shall either provide a statement disputing the existence of a material breach together with reasonable supporting documentation related to such statement or a proposal for remedying such material breach. If, in the applicable Fund's reasonable opinion, the proposal for remedying the material breach identified in the Breach Notice will not cure such material breach, the Fund shall discuss the same with the Administrator and provide the Administrator a reasonable opportunity to address the Fund's concerns. If the Administrator's revised proposal continues, in the Fund's reasonable opinion, to be inadequate to remedy the material breach, then the Fund shall have the right to terminate this Agreement upon written notice to the Administrator.

9.02.02. This Agreement may be terminated with respect to a particular fund by any party giving ninety (90) days prior notice in writing to the other parties prior to the determination of the Board to commence Liquidation (as hereinafter defined) of such fund. For purposes of this SECTION 9.02.02 the term "Liquidation" shall mean a transaction in which all the assets of a fund are sold or otherwise disposed of and proceeds there from are distributed in cash to the Shareholders in complete liquidation of the interests of Shareholders in such fund. A termination pursuant to this SECTION 9.02.02 shall be effective as of the date of such Liquidation. Notwithstanding the foregoing, the right to terminate set forth in this SECTION 9.02.02 shall not relieve the liquidating fund of its obligation to pay the fees set forth on SCHEDULE II for the remainder of the ninety (90) day period set forth in this SECTION 9.02.02, which amount shall be payable prior to the effective date of such Liquidation.


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9.02.03. If the Administrator is unable to successfully convert Company to its operational environment within a reasonable period of time following the Effective Date due to untimely, materially inaccurate or materially incomplete Company Data, the Administrator shall have the right to terminate this Agreement, in its entirety or solely with respect to such fund, upon written notice and such termination shall be effective upon the date set forth in such notice.

9.02.04. Notwithstanding anything contained in this Agreement to the contrary, in the event of a merger (except for a merger between a fund and an affiliated fund and, as a result of such merger, there is no change to the total fund assets under the administration of the Administrator), acquisition, change in control, re-structuring, re-organization or any other decision involving the Company or any affiliate (as defined in the Investment Company Act of 1940, as amended) of the Company that causes it to cease to use the Administrator as a provider of the Services in favor of another service provider prior to the last to occur of (a) the date that is the first anniversary of the Live Date and (b) the expiration of the then current term of this Agreement, the Administrator shall use reasonable efforts to facilitate the deconversion of the Company to such successor service provider; provided, however that the Administrator makes no guaranty that such deconversion shall happen as of any particular date. In connection with the foregoing and prior to the effective date of such deconversion, the Company shall pay to the Administrator an amount equal to $50,000. This Agreement shall terminate effective as of the conclusion of the deconversion as set forth in this Section. This clause shall become effective after the Fund has been live in production with SEI Global Investments after a ramp-up period of nine (9) months

9.03 EFFECT OF TERMINATION.

9.03.01. The termination of this Agreement shall be without prejudice to any rights that may have accrued hereunder to any party hereto prior to such termination.

9.03.02. After termination of this Agreement and upon payment of all accrued fees, reimbursable expenses and other moneys owed to the Administrator, the Administrator shall send to Company, or as it shall direct, all books of account, records, registers, correspondence, documents and assets relating to the affairs of or belonging to Company in the possession of or under the control of the Administrator or any of its agents or delegates.

9.03.03. In the event any and all accrued fees, reimbursable expenses and other moneys owed to the Administrator hereunder remain unpaid in whole or in part for more than thirty days past due, the Administrator, without further notice, may take any and all actions it deems necessary to collect such amounts due, and any and all of its collection expenses, costs and fees shall be paid by Company, including, without limitation, administrative costs, attorneys fees, court costs, collection agencies or agents and interest.

9.03.04. Notwithstanding the foregoing, in the event this Agreement is terminated and for any reason the Administrator, with the written consent of Company, in fact continues to perform any one or more of the services contemplated by this Agreement, the pertinent provisions of this Agreement, including without limitation, the provisions dealing with payment of fees and indemnification


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shall continue in full force and effect. The Administrator shall be entitled to collect from Company, in addition to the compensation described in SCHEDULE II, the amount of all of the Administrator's expenses in connection with the Administrator's activities following such termination, including without limitation, the delivery to the Company and/or its designees of the Company's property, records, instruments and documents.

SECTION 10 CONFLICTS OF INTEREST

10.01 NON-EXCLUSIVE. The services of the Administrator rendered to Company are not deemed to be exclusive. The Administrator is free to render such services to others. The Administrator shall not be deemed to be affected by notice of, or to be under any duty to disclose to Company or Person acting on Company's behalf, information which has come into its possession or the possession of an Interested Party in the course of or in connection with providing administrative or other services to any other person or in any manner whatsoever other than in the course of carrying out its duties pursuant to this Agreement.

10.02 RIGHTS OF INTERESTED PARTIES. Subject to applicable law, nothing herein contained shall prevent:

10.02.01. an Interested Party from buying, holding, disposing of or otherwise dealing in any securities or other investments for its own account or for the account of any of its customers and receiving remuneration in connection therewith, notwithstanding that the same or similar securities or other investments may be held by or for the account of Company;

10.02.02. an Interested Party from buying, holding, disposing of or otherwise dealing in any Shares for its own account or the account of any of its customers or from receiving remuneration in connection therewith, with the same rights which it would have had if the Administrator were not a party to this Agreement; provided, however, that the prices quoted by the Administrator are no more favorable to the Interested Party than to a similarly situated investor in or redeeming holder of Shares;

10.02.03. an Interested Party from receiving any commission or other remuneration which it may negotiate in connection with any sale or purchase of Shares or Investments effected by it for the account of Company; provided, however, that the amount of such commission or other remuneration is negotiated at arm's length; and

10.02.04. an Interested Party from contracting or entering into any financial, banking or other transaction with Company or from being interested in any such contract or transaction; provided, however, that the terms of such transaction are negotiated at arm's length.

SECTION 11 CONFIDENTIALITY

11.01 CONFIDENTIAL INFORMATION. The Administrator and the Company (in such capacity, the "RECEIVING PARTY") acknowledge and agree to maintain the confidentiality of Confidential Information (as hereinafter defined) provided by the Administrator and the Company (in such capacity, the "DISCLOSING PARTY") in connection with this Agreement. The Receiving Party shall not disclose or disseminate the Disclosing Party's Confidential Information to any Person other than those employees, agents, contractors, subcontractors and


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licensees of the Receiving Party, and with respect to the Administrator as a
Receiving Party, to those employees, agents, technology service providers, contractors, subcontractors, licensors and licensees of any agent or affiliate, who have a need to know it in order to assist the Receiving Party in performing its obligations, or to permit the Receiving Party to exercise its rights under this Agreement. In addition, the Receiving Party (a) shall take all Reasonable Steps (as hereinafter defined) to prevent unauthorized access to the Disclosing Party's Confidential Information, and (b) shall not use the Disclosing Party's Confidential Information, or authorize other Persons to use the Disclosing Party's Confidential Information, for any purposes other than in connection with performing its obligations or exercising its rights hereunder. As used herein, "Reasonable Steps" means steps that a party takes to protect its own, similarly confidential or proprietary information of a similar nature, which steps shall in no event be less than a reasonable standard of care.

The term "CONFIDENTIAL INFORMATION," as used herein, means any of the Disclosing Party's proprietary or confidential information including, without limitation, any non-public personal information (as defined in Regulation S-P) of the Disclosing Party, its affiliates, their respective clients or suppliers, or other Persons with whom they do business, that may be obtained by the Receiving Party from any source or that may be developed as a result of this Agreement, the terms of (or any exercise of rights granted by) this Agreement, technical data; trade secrets; investment strategies ; portfolio positions; know-how; business processes; product plans; product designs; service plans; services; customer lists and customers; markets; software; developments; inventions; processes; formulas; technology; designs; drawings; and marketing, distribution or sales methods and systems; sales and profit figures or other financial information that is disclosed, directly or indirectly, to the Receiving Party by or on behalf of the Disclosing Party, whether in writing, orally or by other means and whether or not such information is marked as confidential.

Nonpublic personal financial information relating to consumers or customers of the Company provided by, or at the direction of the Company to the Administrator, or collected or retained by the Administrator in the course of performing its duties hereunder, shall be considered Confidential Information. The Administrator shall not give, sell or in any way transfer such information to any person or entity, other than affiliates of the Administrator and third parties permitted by SECTION 2.03 (in connection with performance of the Services or the Administrator's own internal operations) except at the direction of the Company or as required or permitted by law. The Administrator represents, warrants and agrees that it has in place and will maintain physical, electronic and procedural safeguards reasonably designed to protect the security, confidentiality and integrity of, and to prevent unauthorized access to or use of records and information relating to consumers or customers of the Company. The Company represents to the Administrator that it has adopted a statement of its privacy policies and practices if required by applicable privacy laws and regulations, and agrees to provide the Administrator with a copy of such statement annually.

11.02 EXCLUSIONS. The provisions of this SECTION 11 respecting Confidential Information shall not apply to the extent, but only to the extent, that such Confidential Information: (a) is already known to the Receiving Party free of any disclosing restriction at the time it is obtained from the Disclosing Party, (b) is subsequently learned from an independent third party free of any disclosing restriction from the Disclosing Party and without breach of this Agreement; (c) is or becomes publicly available through no wrongful act of the Receiving Party or any third party; (d) is independently developed by or for the Receiving Party without use of any Confidential Information of the Disclosing Party; or (e) is required to be disclosed pursuant to an applicable law, rule, regulation, government requirement or court order, or the rules of any stock exchange (provided, however, that the Receiving Party shall advise the Disclosing Party of such required disclosure promptly upon


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learning thereof in order to afford the Disclosing Party a reasonable opportunity to contest, limit and/or assist the Receiving Party in crafting such disclosure).

11.03 PERMITTED DISCLOSURE. The Receiving Party shall advise its employees, agents, contractors, subcontractors and licensees, and shall require its affiliates to advise their employees, agents, contractors, subcontractors and licensees, of the Receiving Party's obligations of confidentiality and non-use under this SECTION 11, and shall be responsible for ensuring compliance by its and its affiliates' employees, agents, contractors, subcontractors and licensees with such obligations. In addition, the Receiving Party shall require all Persons that are provided access to the Disclosing Party's Confidential Information, other than the Receiving Party's accountants and legal counsel, to execute confidentiality or non-disclosure agreements containing provisions substantially similar to those set forth in this SECTION 11. The Receiving Party shall promptly notify the Disclosing Party in writing upon learning of any unauthorized disclosure or use of the Disclosing Party's Confidential Information by such Persons.

11.04 EFFECT OF TERMINATION. Upon the Disclosing Party's written request following the termination of this Agreement, the Receiving Party promptly shall return to the Disclosing Party, or destroy, all Confidential Information of the Disclosing Party provided under or in connection with this Agreement, including all copies, portions and summaries thereof.

 Notwithstanding the foregoing sentence, (a) the Receiving Party may retain one copy of each item of the Disclosing Party's Confidential Information for purposes of identifying and establishing its rights and obligations under this Agreement, for archival or audit purposes and/or to the extent required by applicable law, and (b) the Administrator shall have no obligation to return or destroy Confidential Information of the Company that resides in save tapes of Administrator; provided, however, that in either case all such Confidential Information retained by the Receiving Party shall remain subject to the provisions of SECTION 11 for so long as it is so retained. If requested by the Disclosing Party, the Receiving Party shall certify in writing its compliance with the provisions of this SECTION 11.

SECTION 12 MISCELLANEOUS PROVISIONS

12.01 INTERNET ACCESS. Data and information may be made electronically accessible to Company, its adviser and/or sub-adviser(s) and its investors through Internet access to one or more web sites provided by the Administrator ("WEB ACCESS"). As between the Company and Administrator, the Administrator shall own all right, title and interest to such Web Access, including, without limitation, all content, software, interfaces, documentation, data, trade secrets, design concepts, "look and feel" attributes, enhancements, improvements, ideas and inventions and all intellectual property rights inherent in any of the foregoing or appurtenant thereto including all patent rights, copyrights, trademarks, know-how and trade secrets (collectively, the "PROPRIETARY INFORMATION"). The Company recognizes that the Proprietary Information is of substantial value to the Administrator and shall not use or disclose the Proprietary Information except as specifically authorized in writing by the Administrator. Use of the Web Access by the Company or its agents or investors will be subject to any additional terms of use set forth on the web site. All Web Access and the information (including text, graphics and functionality) on the web sites related to such Web Access is presented "As Is" and "As Available" without express or implied warranties including, but not limited to, implied warranties of non-infringement, merchantability and fitness for a particular purpose. The Administrator neither warrants that the Web Access will be uninterrupted or error free, nor guarantees the accessibility, reliability, performance, timeliness, sequence, or completeness of information provided on the Web Access.


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12.02 INDEPENDENT CONTRACTOR. In making, and performing under, this Agreement, the Administrator shall be deemed to be acting as an independent contractor of the Company and neither the Administrator nor its employees shall be deemed an agent, affiliate, legal representative, joint venturer or partner of the Company. No party is authorized to bind any other party to any obligation, affirmation or commitment with respect to any other Person.

12.03 ASSIGNMENT; BINDING EFFECT. The Company may not assign, delegate or transfer, by operation of law or otherwise, this Agreement (in whole or in part), or any of the Company's obligations hereunder, without the prior written consent of the Administrator, which consent shall not be unreasonably withheld or delayed. The Administrator may assign or transfer, by operation of law or otherwise, all or any portion of its rights under this Agreement to an affiliate of the Administrator or to any person or entity who purchases all or substantially all of the business or assets of the Administrator to which this Agreement relates, provided that such affiliate, person or entity agrees in advance and in writing to be bound by the terms, conditions and provisions of this Agreement. Subject to the foregoing, all of the terms, conditions and provisions of this Agreement shall be binding upon and shall inure to the benefit of each party's successors and permitted assigns. Any assignment, delegation, or transfer in violation of this provision shall be void and without legal effect.

12.04 AGREEMENT FOR SOLE BENEFIT OF THE ADMINISTRATOR AND COMPANY. This Agreement is for the sole and exclusive benefit of the Administrator and the Company and will not be deemed to be for the direct or indirect benefit of either (i) the clients or customers of the Administrator or the Company or (ii) the Investment Manager. The clients or customers of the Administrator or the Company will not be deemed to be third party beneficiaries of this Agreement nor to have any other contractual relationship with the Administrator by reason of this Agreement and each party hereto agrees to indemnify and hold harmless the other party from any claims of its clients or customers against the other party including any attendant expenses and attorneys' fees, based on this Agreement or the services provided hereunder.

12.05 GOVERNING LAW; JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any other jurisdiction. To the extent that the applicable laws of the State of New York, or any of the provisions of this Agreement, conflict with the applicable provisions of the 1940 Act, the Securities Act of 1933 or the Securities Exchange Act of 1934, the latter shall control. Each party to this Agreement, by its execution hereof, (i) hereby irrevocably submits to the nonexclusive jurisdiction of the state and federal courts of the State of New York or the United States District Courts residing in the Southern District of the State of New York for the purpose of any action between the parties arising in whole or in part under or in connection with this Agreement, and (ii) hereby waives to the extent not prohibited by applicable law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above- named courts, that its property is exempt or immune from attachment or execution, that any such action brought in one of the above-named courts should be dismissed on grounds of forum non conveniens, should be transferred or removed to any court other than one of the above-named courts, or should be stayed by reason of the pendency of some other proceeding in any other court other than one of the above-named courts, or that this Agreement or the subject matter hereof may not be enforced in or by such court.

12.06 EQUITABLE RELIEF. Each party agrees that any other party's violation of the provisions of SECTION 11 (CONFIDENTIALITY) may cause immediate and irreparable harm to the other party


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for which money damages may not constitute an adequate remedy at law. Therefore, the parties agree that, in the event either party breaches or threatens to breach said provision or covenant, the other party shall have the right to seek, in any court of competent jurisdiction, an injunction to restrain said breach or threatened breach, without posting any bond or other security.

12.07 DISPUTE RESOLUTION. Whenever either party desires to institute legal proceedings against the other concerning this Agreement, it shall provide written notice to that effect to such other party. The party providing such notice shall refrain from instituting said legal proceedings for a period of thirty days following the date of provision of such notice. During such period, the parties shall attempt in good faith to amicably resolve their dispute by negotiation among their executive officers. This SECTION 12.07 shall not prohibit either party from seeking, at any time, equitable relief as permitted under SECTION 12.06.

12.08 NOTICE. All notices provided for or permitted under this Agreement (except for correspondence between the parties related to operations in the ordinary course) shall be deemed effective upon receipt, and shall be in writing and (a) sent by commercial overnight courier with written verification of receipt, or
(b) sent by certified or registered U. S. mail, postage prepaid and return receipt requested, to the party to be notified, at the address for such party set forth below, or at such other address of such party specified in the opening paragraph of this Agreement. Notices to the Administrator shall be sent to the attention of: General Counsel, SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456, with a copy, given in the manner prescribed above, to your current relationship manager. Notices to Company shall be sent to the persons specified in SCHEDULE III.

    12.09 ENTIRE AGREEMENT; AMENDMENTS. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof. This
Agreement supersedes all prior or contemporaneous representations, discussions, negotiations, letters, proposals, agreements and understandings between the parties hereto with respect to the subject matter hereof, whether written or oral. This Agreement may be amended, modified or supplemented only by a written instrument duly executed by an authorized representative of each of the parties.

12.10 SEVERABILITY. Any provision of this Agreement that is determined to be invalid or unenforceable in any jurisdiction shall be ineffective to the extent of such invalidity or unenforceability in such jurisdiction, without rendering invalid or unenforceable the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. If a court of competent jurisdiction declares any provision of this Agreement to be invalid or unenforceable, the parties agree that the court making such determination shall have the power to reduce the scope, duration, or area of the provision, to delete specific words or phrases, or to replace the provision with a provision that is valid and enforceable and that comes closest to expressing the original intention of the parties, and this Agreement shall be enforceable as so modified.

12.11 WAIVER. Any term or provision of this Agreement may be waived at any time by the party entitled to the benefit thereof by written instrument executed by such party. No failure of either party hereto to exercise any power or right granted hereunder, or to insist upon strict compliance with any obligation hereunder, and no custom or practice of the parties with regard to the terms of performance hereof, will constitute a waiver of the rights of such party to demand full and exact compliance with the terms of this Agreement.

12.12 RESERVED.


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

                                                               [GRAPHIC OMITTED]

12.13 ACCOUNTS AND RECORDS. The accounts and records maintained by the Administrator shall be the property of the Company. The Administrator shall prepare, maintain and preserve such accounts and records as required by the 1940 Act or as the Company otherwise reasonably directs. The Administrator shall surrender such accounts and records to the Company, in the form in which such accounts and records have been maintained or preserved, promptly upon receipt of instructions from the Company. The Company shall have access to such accounts and records at all times during the Administrator's normal business hours; provided that the Company provides reasonable prior notice of such desired access and such access does not interfere with the Administrator's business operations. Upon the reasonable request of the Company, copies of any such books and records shall be provided by the Administrator to the Company at the Company's expense. The Administrator shall assist the Company, the Company's independent auditors, or any regulatory body, in any requested review of the Company's accounts, records and reports prepared by the Administrator, including any requests for information concerning the Administrator's accounting system and internal controls.

12.14 BUSINESS INTERRUPTION PLAN. The Administrator shall maintain in effect a business interruption plan, and enter into any agreements necessary with appropriate parties making reasonable provisions for emergency use of electronic data processing equipment customary in the industry. In the event of equipment failures, the Administrator shall, at no additional expense to the Company, take commercially reasonable steps to minimize service interruptions.

12.15 FORCE MAJEURE. No breach of any obligation of a party to this Agreement (other than obligations to pay amounts owed) will constitute an event of default or breach to the extent it arises out of a cause, existing or future, that is beyond the control and without negligence of the party otherwise chargeable with breach or default, including without limitation: work action or strike; lockout or other labor dispute; flood; war; riot; theft; act of terrorism, earthquake or natural disaster. Either party desiring to rely upon any of the foregoing as an excuse for default or breach will, when the cause arises, give to the other party prompt notice of the facts which constitute such cause; and, when the cause ceases to exist, give prompt notice thereof to the other party.

12.16 EQUIPMENT FAILURES. In the event of equipment failures beyond the Administrator's control, the Administrator shall take reasonable and prompt steps to minimize service interruptions but shall have no liability with respect thereto. The Administrator shall develop and maintain a plan for recovery from equipment failures which may include contractual arrangements with appropriate parties making reasonable provision for emergency use of electronic data processing equipment to the extent appropriate equipment is available.

12.17 NON-SOLICITATION. During the term of this Agreement and for a period of one year thereafter, the Company shall not solicit, make an offer of employment to, hire, or enter into a consulting relationship with, any person who was an employee of the Administrator during the term of this Agreement. If the Company breaches this provision, the Company shall pay to the Administrator liquidated damages equal to 100% of the most recent twelve month salary of the Administrator's former employee together with all legal fees reasonably incurred by the Administrator in enforcing this provision. The foregoing restriction on solicitation does not apply to unsolicited applications for jobs, responses to public advertisements or candidates submitted by recruiting firms, provided that such firms have not been contacted to circumvent the spirit and intention of this SECTION 12.15.


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

                                                               [GRAPHIC OMITTED]

12.18 HEADINGS. All SECTION headings contained in this Agreement are for convenience of reference only, do not form a part of this Agreement and will not affect in any way the meaning or interpretation of this Agreement.

12.19 COUNTERPARTS. This Agreement may be executed in two or more counterparts, all of which shall constitute one and the same instrument. Each such counterpart shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart. This Agreement shall be deemed executed by both parties when any one or more counterparts hereof or thereof, individually or taken together, bears the original facsimile or scanned signatures of each of the parties.

12.20 PUBLICITY. Except to the extent required by applicable Law, neither the Administrator nor the Company shall issue or initiate any press release arising out of or in connection with this Agreement or the Services rendered hereunder; PROVIDED, HOWEVER, that if no special prominence is given or particular reference made to the Investment Manager over other clients, nothing herein shall prevent the Administrator from (i) placing the Investment Manager's name and/or company logo(s) (including any registered trademark or service mark) on the Administrator's client list(s) (and sharing such list(s) with current or potential clients of the Administrator) and/or marketing material which will include such entities' name, logo and those services provided to the Investment Manager by the Administrator; or (ii) otherwise orally disclosing that Investment Manager is a client of the Administrator at presentations, conferences or other similar meetings, provided that, in each case, the Administrator obtains the prior written consent of the Investment Manager, not to be unreasonably withheld. If either party desires to engage in any type of publicity, the party desiring to engage in such publicity shall obtain the prior written consent of the other party hereto.

12.21 INSURANCE. Each party hereto shall maintain appropriate insurance coverage with respect to such party's responsibilities hereunder; provided, however, that the amount of insurance coverage shall in no way affect a party's obligations or liability as otherwise set forth in this Agreement. Without limiting the foregoing, in the event that the Administrator makes an employee of the Administrator available to the Company to serve as an officer of the Company, the Company shall maintain professional liability (directors' & officers' and errors and omissions) insurance with limits of not less than $5 Million per occurrence ("OFFICER INSURANCE MINIMUM"). The Company shall provide a certificate of insurance to the Administrator prior to Administrator providing Services to the Company and annually thereafter upon Administrator's request. Such certificate of insurance shall contain an agreement by the issuing insurance company that such insurance shall not be materially changed, cancelled or terminated upon less than thirty days prior written notice to Administrator. Directors' & officers' insurance shall be acquired only through insurance companies having an A.M. Best rating of A- VIII or better. The Company agrees that any losses incurred as a result of the actions of any officer or director of the Company for which recovery can be obtained from the Company's D&O Liability Insurance will be made solely against such policies and not against policies maintained by the Administrator or any other party. In connection with the foregoing, the Company further releases, assigns and waives any and all rights of recovery against the Administrator and its employees, successors and permitted assigns that the Company may otherwise have or acquire in or from, or are in any way connected with any loss covered by the Company's D&O Liability Insurance or because of deductible clauses in or inadequacy of limits of such policy of insurance. The Company shall promptly notify the Administrator should its insurance coverage with respect to professional liability be cancelled or fall below the Officer Insurance Minimum, such notification to include the date of cancellation, if applicable.


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

                                                               [GRAPHIC OMITTED]

12.22 INTELLECTUAL PROPERTY. Any interest in patents, patent applications, inventions, technological innovations, trade names, trademarks, service marks, copyrights, copyrightable works, developments, discoveries, designs, processes, formulas, concepts, know-how, trade secrets, data and analysis, and other intellectual property, whether registerable or not ("Intellectual Property Rights") owned by either party prior to the date of this Agreement, and all modifications, revisions, changes, copies, partial copies, translations, compilations, partial copies and derivative works therefrom shall remain the sole and exclusive property of such party. Except as specifically set forth herein, no license or conveyance of any such Intellectual Property Rights to the other party hereto is granted or implied under this Agreement.

        [The remainder of this page has intentionally been left blank.]

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

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the Effective Date.


ADMINISTRATOR:                                  COMPANY:
SEI INVESTMENTS GLOBAL FUNDS SERVICES           O'CONNOR EQUUS
By: /s/ Stephen G. Meyer                        By: /s/ Michael Beattie
    --------------------                              -------------------
Name: Stephen G. Meyer                          Name: Michael Beattie
Title: CEO and President                           Title: Vice President



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

                                                               [GRAPHIC OMITTED]

                                   SCHEDULE I

                                LIST OF SERVICES

I. PORTFOLIO ACCOUNTING SERVICES


------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO
ACCOUNTING                ADMINISTRATOR SERVICES                           RESPONSIBILITY OF THE COMPANY OR ITS
SERVICES                                                                   DELEGATE
------------------------------------------------------------------------------------------------------------------------------------
Trade Capture         []  Set up and maintain securities in the            []   Provide trade activity details in
                          Administrator's portfolio accounting                  electronic format, on a daily basis
                          system                                           []   Notify the Administrator prior to
                      []  Pre-process trade files for automated                 any contemplated changes in the
                          trade processing, if applicable                       format, timing, delivery or content
                      []  Record trade activity in the portfolio                of trade files
                          accounting system on a daily basis as            []   Provide a daily operations contact
                          reported by the investment manager or                 person to whom the Administrator
                          sub-adviser                                           should direct queries on trade
                                                                                activity
------------------------------------------------------------------------------------------------------------------------------------
Income Accruals       []  Calculate, accrue and verify interest and
                          amortization accruals for fixed income
                          instruments for each estimate or
                          valuation date
                      []  Update accounting system to reflect rate
                          changes on variable interest rate
                          instruments
------------------------------------------------------------------------------------------------------------------------------------
Receivables and       []  Determine the outstanding receivables
Payables                  and payables for all (1) security trades,
                          (2) portfolio share transactions and (3)
                          income and expense accounts in
                          accordance with the budgets provided by
                          Company or its investment adviser;
------------------------------------------------------------------------------------------------------------------------------------
Corporate Action      []  Independently apply corporate actions to         []   Notify Administrator of non-
Activity                  securities held in the portfolio on a daily           mandatory/voluntary corporate
Processing                basis via standard 3(rd) party independent            actions that should be submitted.
                          pricing agents, when available, for each
                          valuation date
                      []  Process mandatory/involuntary corporate
                          actions based upon data received from
                          market data provider(s), prime brokers,
                          and or custodians.
                      []  Process all non-mandatory asset
                          servicing events received from the
                          Investment Manager with prime brokers,
                          and or custodians.
------------------------------------------------------------------------------------------------------------------------------------

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


                                                               [GRAPHIC OMITTED]

------------------------------------------------------------------------------------------------------------------------------------
Reconciliation         []  Reconcile OTC, portfolio cash and                []   Authorize and ensure daily
                           security balances and activity between                access or reporting for a Fund's
                           the Company's trading account(s) at                   trading account activity and
                           the prime broker/custodian and the                    balances at the prime
                           Administrator's portfolio accounting                  broker/custodian to the
                           system on a daily basis                               Administrator
                       []       Identify and label each reconciliation      []   Ensure adequate and complete
                           break with its date of occurrence and                 transaction and balance
                           cause                                                 reporting details to the
                       []  Research and resolve reconciliation                   Administrator
                           breaks with the prime broker/custodian           []   Provide an operations contact
                           and the Investment Manager                            person to whom the
                       []  Correct breaks identified during the                  Administrator should direct
                           reconciliation process in the                         queries on reconciliation issues
                           Administrator's portfolio accounting                  Notify the Administrator in
                           system                                                advance of new trading accounts
                                                                                 or changes to an existing trading
                       []  Reconcile fund level capital activity                 account
                           between the Administrator and
                           Transfer Agent
------------------------------------------------------------------------------------------------------------------------------------
Security               []  Apply prices and foreign exchange                []   Provide timely prices or other
Valuations                 rates to securities held in the portfolio             changes to market value to the
                           via standard 3rd party independent                    Administrator for positions that
                           pricing agents in accordance with the                 are "committee based" for each
                           Company's pricing policy for each                     valuation date
                           valuation date                                   []   Provide written backup and data
                       []  Apply prices to securities held in the                inputs to support the valuation of
                           portfolio provided by the Company's                   "committee based" securities for
                           pricing committee in accordance with                  each valuation date.
                           the Company's pricing policy for each            []   Review and provide written
                           valuation date                                        approval of portfolio positions &
                       []  Ensure pricing completeness for each                  prices for each valuation date in
                           valuation date                                        accordance with the agreed
                       []  Perform agreed upon monthly pricing                   upon timeline
                           controls, analytics and procedures
                       []
------------------------------------------------------------------------------------------------------------------------------------
Yields, Total          []  Compute yields, total return, expense
Return, Expense            ratios, portfolio turnover rate and average
Ratios, Turnover,          dollar-weighted portfolio maturity, as
Average Dollar-            appropriate;
weighted Maturity
------------------------------------------------------------------------------------------------------------------------------------
P&L reporting          []  GENERATE DAILY PROFIT AND LOSS BY
                           SECURITY AND PERFORM REASONABLENESS
                           REVIEWS AND ANALYTICS
                       []  PROVIDE DAILY PROFIT AND LOSS REPORTING
                           AT THE SECURITY, ACCOUNT AND GROUP
                           LEVEL, INCLUDING STRATEGY MAPPINGS
                       []  PROVIDE DAILY TAX LOT REPORTS
------------------------------------------------------------------------------------------------------------------------------------



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


                                                               [GRAPHIC OMITTED]

II. FUND ACCOUNTING SERVICES

------------------------------------------------------------------------------------------------------------------------------------
FUND
ACCOUNTING                ADMINISTRATOR SERVICES                           RESPONSIBILITY OF THE COMPANY OR ITS
SERVICES                                                                   DELEGATE
------------------------------------------------------------------------------------------------------------------------------------
Accounting books      []  Maintain the Company's accounting             []  Adopt accounting policies of the
and records               books and records                                 Company in connection with the
                                                                            Administrator, independent
                      []  Consult with Company officers,                    accountants, legal counsel and
                          independent accountants, legal counsel,           other service providers
                          and other service providers in
                          establishing accounting policies of the       []  Provide the Administrator a current
                          Company                                           copy of its accounting policies
                                                                            promptly upon the adoption of any
                                                                            changes
------------------------------------------------------------------------------------------------------------------------------------
Income and            []  Track and validate income and expense
Expenses                  accruals, analyze and modify expense
                          accrual changes periodically, and
                          process expense disbursements to
                          vendors and service providers;
------------------------------------------------------------------------------------------------------------------------------------
Income and            []  Prepare and provide monthly allocations
Expenses                  of income and expenses, and calculation
                          of management and performance fees by
                          class.
------------------------------------------------------------------------------------------------------------------------------------
Expenses              []  Accrue expenses of the Company                []  Review and approve annual
                          according to instructions received from           expense budget. Review and
                          the Company's treasurer or other                  approve proposed changes to the
                          authorized representative (including              expense budget accruals, as
                          officers of the Company's investment              deemed necessary.
                          adviser);
                      []  Prepare for review by designated
                          Company officers annual expense
                          budgets and other annual accounting
                          matters
------------------------------------------------------------------------------------------------------------------------------------
NAV Calculation       []  Calculate the net asset value ("NAV") of
(Dealing NAV)             a Fund and for each class and series of
                          shares outstanding and each investor
                          capital account, as applicable in
                          accordance with a Fund's legal operating
                          terms for each valuation date
------------------------------------------------------------------------------------------------------------------------------------
NAV Calculation       []  Calculate the estimate net asset
(Weekly Estimate          value ("NAV") for each class of the
NAV)                      Fund, as applicable, with a Fund's
                          legal operating terms each week for
                          month-to-date performance
------------------------------------------------------------------------------------------------------------------------------------
Income and            []  Calculate required ordinary income and
Capital Gains             capital gains distributions, coordinate
Distributions             estimated cash payments, and perform
                          necessary reconciliations with the
                          transfer agent;
------------------------------------------------------------------------------------------------------------------------------------

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                                                               [GRAPHIC OMITTED]

III. REGULATORY AND COMPLIANCE SUPPORT SERVICES

REGULATORY AND                                                               RESPONSIBILITY OF THE COMPANY OR ITS
COMPLIANCE                  ADMINISTRATOR SERVICES                           DELEGATE
------------------------------------------------------------------------------------------------------------------------------------
SUPPORT
SERVICES
Financial               []  Prepare the Company's financial                  []   Review Company's financial
Statements and              statements for review by fund                         statements.
Regulatory                  management and independent auditors,
Reporting                   manage annual and semi-annual report
                            preparation process, prepare Forms N-
                            SAR, N-Q, N-CSR and N-PX, provide
                            fund performance data for annual report,
                            coordinate printing and delivery of annual
                            and semi-annual reports to shareholders,
                            and file Forms N-SAR, N-Q, N-CSR and
                            N-PX and annual/semi-annual reports via
                            EDGAR;
------------------------------------------------------------------------------------------------------------------------------------
Regulatory              []  Provide consultation to the Company on           []   Fully cooperate with request from
Matters                     regulatory matters relating to the                    government regulators.
                            operation of Company as requested and
                            coordinate with Company's legal counsel
                            regarding such matters;
------------------------------------------------------------------------------------------------------------------------------------
Regulatory              []  Assist the Company in handling and
Examinations                responding to routine regulatory
                            examinations with respect to records
                            retained or services provided by the
                            Administrator, and coordinate with
                            Company's legal counsel in responding
                            to any non-routine regulatory matters
                            with respect to such matters and
                            maintain applicable records required
                            under the Act;
                        []  Comply with SEC requests during
                            examinations
------------------------------------------------------------------------------------------------------------------------------------
State Registration      []  Coordinate as necessary the registration         []   Provide list of states for registration.
                            or qualification of shares of the Company
                            with appropriate state securities
                            authorities if applicable;
------------------------------------------------------------------------------------------------------------------------------------
Compliance              []  On a T+1 post-trade basis and based on           []   Primary day-to-day responsibility for
                            the information available to the                      assuring compliance, including on a
                            Administrator, periodically monitor the               pre-trade basis.
                            portfolios of the Company for compliance
                            with applicable limitations as set forth in
                            the 1940 Act, the Company's then
                            current Prospectuses or Statements of
                            Additional Information (this provision
                            shall not relieve Company's investment
                            adviser and sub-advisers, if any, of their
------------------------------------------------------------------------------------------------------------------------------------


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

                                                               [GRAPHIC OMITTED]

------------------------------------------------------------------------------------------------------------------------------------
                            primary day-to-day responsibility for
                            assuring such compliance, including on
                            a pre-trade  basis).
                        []  Maintain awareness of significant emerging
                            regulatory and legislative developments that
                            may affect the Fund, update Board on such
                            developments.
                        []  Prepare sub-certifications  in connection with
                            the requirements of the Sarbanes- Oxley Act of
                            2002 with respect to services provided by the
                            Administrator.
------------------------------------------------------------------------------------------------------------------------------------
                        []  Coordinate the tender protocol across all the
                            various service providers (printers, mailings,
                            transfer agent, distributor, sub-distributor,
                            investment manager, etc) and investors for the Fund
                        []  Prepare and monitor the tender protocol timeline
                            and delivery of tasks required each period.
                        []  Liaise and facilitate Board of Trustees approval
                            of the Tender amounts each period
                        []  Coordinate all the required communication and
                            filings of the tender
                            with the regulatory agencies and other services
                            providers and investors
------------------------------------------------------------------------------------------------------------------------------------


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                                                               [GRAPHIC OMITTED]


IV. THIRD PARTY REPORTING SERVICES

------------------------------------------------------------------------------------------------------------------------------------
THIRD PARTY                                                          RESPONSIBILITY OF THE COMPANY OR ITS
REPORTING            ADMINISTRATOR SERVICES                          DELEGATE
SERVICES
------------------------------------------------------------------------------------------------------------------------------------
Registration     []  Provide performance, financial and          []  Review Registration Statement and
Statements and       expense information for registration            Proxy statements. Provide
Proxies              statements and proxies;                         information relating to the Adviser,
                                                                     portfolio managers, investment
                                                                     strategy and any other requested
                                                                     information.
------------------------------------------------------------------------------------------------------------------------------------
Third Party      []  Communicate periodic net asset value,       []  Provide written instruction to the
Reporting            yield, total return or other financial data     Administrator in order to distribute
                     to appropriate third party reporting            Company NAVs or other requested
                     agencies, and assist in resolution of           financial information to a 3rd party.
                     errors reported by such third party
                     agencies;
------------------------------------------------------------------------------------------------------------------------------------
Additional       []  Upon reasonable notice and as mutually
Reports              agreed upon, the Administrator may
                     provide additional reports upon the
                     request of a Company or its investment
                     adviser, which may result in additional
                     charges, the amount of which shall be
                     agreed upon between the parties prior to
                     the provision of such report.
                 []  The Administrator in consultation with the
                     Advisor will furnish raw accounting data
                     relating to Portfolio Transaction for
                     purposes of Asset Coverage testing
                 []  The Administrator will provide reasonable
                     amounts of information via extract from
                     the Administrator's systems to assist the
                     Company in preparation of regulatory
                     and other compliance reports, upon
                     request
------------------------------------------------------------------------------------------------------------------------------------

V.  ADMINISTRATION SERVICES

ADMINISTRATION                                                   RESPONSIBILITY OF THE COMPANY OR ITS
SERVICES                      ADMINISTRATOR SERVICES             SERVICES
------------------------------------------------------------------------------------------------------------------------------------
Performance      []  Provide performance reporting data to
                     Company and its adviser;
------------------------------------------------------------------------------------------------------------------------------------
Proxies          []  Manage the Company's proxy solicitation     []  Review Registration Statement
                     process, including evaluating proxy             and Proxy statements. Provide
                     distribution channels, coordinating with        information relating to the Adviser,
                     outside service provider to distribute          portfolio managers, investment
                     proxies, track shareholder responses and        strategy and any other requested
                     tabulate voting results, and managing the       information.
                     proxy solicitation vendor if necessary;
------------------------------------------------------------------------------------------------------------------------------------
Company          []  Provide individuals to serve as officers of []  Provide individuals to serve as
Officers             the Company, as requested;                      officers of the Company, as
                                                                     requested;
------------------------------------------------------------------------------------------------------------------------------------

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

                                                               [GRAPHIC OMITTED]

------------------------------------------------------------------------------------------------------------------------------------
Accounting       []  Provide principal accounting officer for
Officer              purposes of Sarbanes-Oxley and Section
                     32(b) of the 1940 Act;
------------------------------------------------------------------------------------------------------------------------------------
Registration     []  Coordinate with the Company's counsel on       [] Review Registration Statement
Statements and       filing of the Company's registration           and Proxy statements. Provide
Proxies              statements and proxy statements, and           information relating to the Adviser,
                     coordinate printing and delivery of            portfolio managers, investment
                     Company's prospectuses and proxy               strategy and any other requested
                     statements;                                    information.
------------------------------------------------------------------------------------------------------------------------------------
Board Materials  []  Provide such fund accounting and financial     [] Provide the request for information
                     reports in connection with quarterly           in a specified format and/or
                     meetings of the boards of trustees as the      participation in a timely manner
                     boards of trustees may reasonably request;     prior to such Board meeting
------------------------------------------------------------------------------------------------------------------------------------
Board Meetings   []  Coordinate the Company's board of              [] Attendance by representative of
                     trustees' schedule, agenda and production      the Adviser in person is anticipated
                     of board of trustees meeting materials, and    at least once a year, in connection
                     attend board of trustees meetings (if          with the renewal of the advisory
                     requested);                                    agreement.
                 []  Maintain general Board calendars
------------------------------------------------------------------------------------------------------------------------------------
Board Meetings   []  Manage the preparation for and conducting      [] Provide required documents (e.g.,
                     of board of trustees meetings and meetings     adviser presentation, 15(c)
                     of committees thereof by (i) coordinating      questionnaire responses, adviser
                     board of trustees/committee book               compliance materials, etc.) for
                     production and distribution process, (ii)      Board Meeting
                     subject to review and approval by the
                     Company and their counsel, preparing
                     meeting agendas, (iii) preparing the relevant
                     sections of the board of trustees/committee
                     meeting materials required to be prepared
                     by the Administrator, (iv) assisting to gather
                     and coordinate special materials related to
                     annual contract renewals and other
                     approvals for and as directed by the trustees
                     or the Company's legal counsel, (v)
                     attending board of trustees/committee
                     meetings, and (vi) performing such other
                     board of trustees/committee meeting
                     functions as shall be agreed by the parties
                     in writing (in this regard, the Company shall
                     provide the Administrator with notice of
                     regular meetings at least six (6) weeks
                     before such meeting and as soon as
                     practicable before any special meeting of
                     the board of trustees);
                 []  Coordinate with counsel to the Funds in
                     preparation, review and execution of
                     contracts between the Funds and third
                     parties, such as Funds' investment advisers,
                     sub-advisers, transfer agent, and custodian
                     and record-keepers or shareholder service
                     providers
------------------------------------------------------------------------------------------------------------------------------------
Shareholder      []  Attend shareholder meetings and take and
Meetings             prepare minutes
Policies and     []  Assist legal counsel to the Company in the
Procedures           development of policies and procedures
                     relating to the operation of the Company;
------------------------------------------------------------------------------------------------------------------------------------



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                                                               [GRAPHIC OMITTED]

------------------------------------------------------------------------------------------------------------------------------------
Legal             []  Act as liaison to legal counsel to the
                      Company and, where applicable, to legal
                      counsel to Company's independent trustees;
------------------------------------------------------------------------------------------------------------------------------------
Company           []  Provide consulting with respect to the      [] Provide instructions with respect to
Structure             ongoing design, development and operation   the ongoing design, development
                      of the Company, including new Share         and operation of the Company,
                      classes and/or load structures and          including new Share classes
                      financing, as well as changes to investment and/or load structures and
                      objectives and policies for the existing    financing, as well as changes to
                      Company;                                    investment objectives and policies
                                                                  for the existing Company;
------------------------------------------------------------------------------------------------------------------------------------
Additional        []  Upon reasonable notice and as mutually
Services              agreed upon, the Administrator may provide
                      such additional services with respect to a
                      Company, which may result in an additional
                      charge, the amount of which shall be agreed
                      upon between the parties prior to the
                      provision of such service.
------------------------------------------------------------------------------------------------------------------------------------
Business          []  Maintain a business continuity and disaster
Continuity and        recovery plan for the Administrator's
Disaster              operations, systems hardware, software and
Recovery              data
Services
------------------------------------------------------------------------------------------------------------------------------------

VI. AUDIT AND TAX SUPPORT SERVICES

------------------------------------------------------------------------------------------------------------------------------------
AUDIT AND TAX
SUPPORT               ADMINISTRATOR SERVICES                      RESPONSIBILITY OF THE COMPANY OR ITS
SERVICES                                                          DELEGATE
------------------------------------------------------------------------------------------------------------------------------------
Subchapter M      []  Daily monitoring of the Company's
                      compliance with the requirements of
                      Subchapter M of the Internal Revenue
                      Code with respect to status as a
                      regulated investment company*;
                  * THIS SERVICE IS UNDERSTOOD TO NOT BE A DAY 1
                  DELIVERABLE, BUT WILL BE IMPLEMENTED ON OR
                  BEFORE JULY 31, 2014
------------------------------------------------------------------------------------------------------------------------------------
Federal and State []  Prepare and file federal and state tax
Tax Returns           returns for the Company other than those
                      required to be prepared and filed by the
                      Company's transfer agent or custodian.
------------------------------------------------------------------------------------------------------------------------------------
1099s             []  Prepare for review by fund management       [] Review and approve data for year-
                      and independent tax advisor data for        end 1099's and supplemental tax
                      year-end 1099's and supplemental tax        letters.
                      letters;
------------------------------------------------------------------------------------------------------------------------------------
Audit             []  Cooperate with, and take all reasonable
                      actions in the performance of its duties
                      under this Agreement to ensure that all
                      necessary information is made available
                      to the independent public accountants of
------------------------------------------------------------------------------------------------------------------------------------

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
------------------------------------------------------------------------------------------------------------------------------------
                      the Company in connection with the preparation of any
                      audit or report requested by Company, including the
                      provision of a conference room at the Administrator's
                      location if necessary (in this regard, Company's
                      independent auditors shall provide the Administrator
                      with reasonable notice of any such audit so that (i)
                      the audit will be completed in a timely fashion and
                      (ii) the Administrator will be able to promptly respond
                      to such information requests without undue disruption
                      of its business). [] Prepare for review and file any
                      required excise tax forms for the Company [] PROVIDE
                      STANDARD DATA EXTRACTS FROM THE ADMINISTRATOR'S
                      ACCOUNTING SYSTEMS TO A FUND'S AUDIT FIRM
------------------------------------------------------------------------------------------------------------------------------------

VII. ONLINE REPORTING SOLUTIONS

------------------------------------------------------------------------------------------------------------------------------------
SEI MANAGER        ADMINISTRATOR SERVICES                     RESPONSIBILITY OF THE COMPANY OR ITS
------------------------------------------------------------------------------------------------------------------------------------
DASHBOARD                                                     DELEGATE
Implementation []  Aggregate and consolidate data from    []  Provide users and their
                   source systems based upon service          permissions to be set-up
                   levels of outsourcing agreement with   []  Provide requirements for initial
                   SEI                                        configuration
               []  Provide web-based reporting to
                   investment managers for access to
                   fund, position, and transaction data
                   from source systems
               []  Provide flexible reporting tool which
                   allows users to customize reports
               []  Provide online document retrieval tool
                   via the SEI manager dashboard
               []  Set up and configure investment
                   manager users and provide training
------------------------------------------------------------------------------------------------------------------------------------

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
------------------------------------------------------------------------------------------------------------------------------------
Production []  Create and maintain users and        [] Provide any ongoing user
               entitlements on the website          permission changes or new user
           []  Maintain daily controls and          setups
               reconciliation of data loaded to the
               data warehouse from the source
               systems
------------------------------------------------------------------------------------------------------------------------------------

                                      ***

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                                  SCHEDULE II

                                SCHEDULE OF FEES

ADMINISTRATION AND ACCOUNTING FEE:

The following fees are due and payable monthly to Administrator pursuant to
Section 8 of the Agreement. The Trust will be charged the greater of the Asset Based Fee or the Annual Minimum Fee, in each case calculated in the manner set forth below.

Asset Based Fees: (calculated and assessed monthly in arrears based on the aggregate net assets of the Trust as of the prior month-end):

--------------------------------------------------------------------------------
               TRUST ASSETS                                   BASIS POINTS
--------------------------------------------------------------------------------
First $250 million in aggregate net assets                       10.25
--------------------------------------------------------------------------------
Next $250 million in aggregate net assets                         8.25
--------------------------------------------------------------------------------
Next $350 million in aggregate net assets                            7
--------------------------------------------------------------------------------
Next $400 million in aggregate net assets                            6
--------------------------------------------------------------------------------
Aggregate net assets in excess of $1.25 billion                      5
--------------------------------------------------------------------------------

ANNUAL MINIMUM FEE (calculated and paid on a monthly basis):

--------------------------------------------------------------------------------
                                                        ANNUAL MINIMUM FEE
--------------------------------------------------------------------------------
Per Fund                                                    $ 150,000
--------------------------------------------------------------------------------

ADDITIONAL SHARE CLASSES:

$12,000 per annum per class

EXPENSE REIMBURSEMENT:

All reasonable expenses incurred by the Administrator on behalf of a Fund will be billed to the applicable Fund quarterly in arrears as set forth in Section
7.02 of this Agreement.

TAX SERVICES:

Tax Services (1099's, etc) are not included in the above fee and will be specifically addressed with the client upon completion of the offering documents.

CHANGE OF TERMS:

This schedule is based upon regulatory requirements and Trust's requirements as set forth in its Trust Materials as of the Effective Date. Any material change to any of the foregoing, including but not limited to, a material change in Trust's assets or the investment objective of a Portfolio will constitute a material change to this Agreement. If such a change occurs, the Administrator agrees to review the change with representatives of Trust and provide information concerning the feasibility of implementing any additional or enhanced services and associated costs resulting from such change. The parties shall then in good faith agree to mutually agreeable terms applicable to such additional or enhanced service.

Trust acknowledges and agrees that Administrator reserves the right to impose a five percent (5%) per annum surcharge on a Fund basis against the Funds in the event the Trust has not implemented by the first anniversary of this Agreement an automated trade ticket process with Administrator to facilitate the orderly and timely processing of Portfolio transactions, valuations and reconciliations.



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                                  SCHEDULE III

                            NOTICE INSTRUCTION FORM

TO WHOM NOTICES SHOULD BE SENT PURSUANT TO SECTION 12.08 OF THE AGREEMENT:

Name of Party or Parties: ______________________________________________________

Name of Contact:          ______________________________________________________

Address:                  ______________________________________________________

Telephone No.:            ______________________________________________________

Facsimile No.:            ______________________________________________________

Email Address:            ______________________________________________________

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                                   SCHEDULE V

                     FORM OF ADDITIONAL SERVICES SUPPLEMENT

This supplement (the "Supplement") hereby amends and supplements that certain Administration Agreement (the "Administration Agreement") dated as of March 11, 2014 by and among SEI Global Services, Inc. (the "Administrator") and the funds listed on Schedule II thereto (each, a "Fund"). Defined terms used herein but not otherwise defined have the meanings given to them in the Administration Agreement.

The following services (the "Additional Services") are hereby added to Schedule II of the Administration Agreement and shall be performed by the Administrator pursuant to the following terms and guidelines:

SERVICE               TERMS AND DESCRIPTION OF SERVICE          APPLICABLE FUND
--------------------------------------------------------------------------------

[Include service and terms thereof]

Such Additional Services shall be performed by the Administrator at the following rate (the "Additional Service Fee"), which Additional Service Fee shall supplement the list of fees set forth in Schedule III of the Administration Agreement:

CHECK APPLICABLE BOX:

INCLUDED AS PART OF ORIGINAL FEE SCHEDULE SET FORTH IN SCHEDULE II:      [ ]

ONE TIME COST OF: $[ ]                                                   [ ]

RECURRING ANNUAL COST OF: $[ ]                                           [ ]

Very truly yours,

[COMPANY]

By: ________________________________
Name: ______________________________
Title: _____________________________

ACCEPTED AND AGREED TO:
SEI INVESTMENTS GLOBAL FUND SERVICES

By: ________________________________
Name: ______________________________
Title: _____________________________

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